CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 9 of our report dated December 17, 2020, relating to the financial statements and financial highlights, which appears in PGIM International Bond Fund's Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

February 2, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 9 of our report dated December 17, 2020, relating to the financial statements and financial highlights, which appears in PGIM QMA Large-Cap Core Equity Fund's Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

February 2, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 9 of our report dated December 16, 2020, relating to the financial statements and financial highlights, which appears in PGIM Real Estate Income Fund's Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

February 2, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 9 of our report dated December 17, 2020, relating to the financial statements and financial highlights, which appears in PGIM Select Real Estate Fund's Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

February 2, 2021